UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material Pursuant to Section 240.14a-12

DODGE & COX FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒  No fee required.

☐  Fee paid previously with preliminary materials.

☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided. VOTE ONLINE 1. Read the proxy statement and have the proxy card at hand. 2. Go to: proxyvotenow.com/dodgeandcox 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free 855-302-8829 3. Follow the simple instructions. DODGE & COX FUNDS PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD THURSDAY, OCTOBER 24, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of the above-referenced Fund(s) (the “Fund”) hereby appoints Dana M. Emery, Lucinda I. Johns, Roger G. Kuo, William W. Strickland, and Roberta R.W. Kameda and each of them, with full power of substitution, the proxy or proxies to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually on October 24, 2024 at 10:00 a.m. Pacific Time, and at any adjournments thereof (the “Meeting”), with all the power the undersigned would have if personally present. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated August 23, 2024. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title. 100210_D&C_OV_2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
for the Special Meeting of Shareholders to be held on Thursday, October 24, 2024.
Please refer to the Proxy Statement for a discussion of each of these matters.
The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/dodgeandcox
This card represents all your accounts with the same registration and address.

YOUR FUNDS	YOUR FUNDS	YOUR FUNDS
[FundName1]	[FundName2]	[FundName3]
[FundName4]	[FundName5]	[FundName6]

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.
If no specification is made, this proxy shall be voted "FOR" the proposals.

The Board of Trustees has voted in favor of all the proposals and recommends that you vote "FOR" all the proposals.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK IN AS FOLLOWS: ☒

1. To elect twelve Trustees to the Board of Trustees *(Shareholders of all Funds).*

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
(01)	Luis Borgen	(07)	Ann Mather	☐	☐	☐
(02)	Diana F. Cantor	(08)	Jennifer A. Nason			
(03)	Dana M. Emery	(09)	Gabriela Franco Parcella			
(04)	Caroline M. Hoxby	(10)	Shawn Purvis			
(05)	Lucinda I. Johns	(11)	Gary Roughead			
(06)	Roger G. Kuo	(12)	Mark E. Smith			

*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the name(s) of the nominee(s) on the line below.

____

2. To amend the Fund's investment objective *(Shareholders of the Balanced Fund only).*

To vote all Funds FOR ☐ To vote all Funds AGAINST ☐ To ABSTAIN votes for all Funds ☐, or vote separately by Fund(s) below. If you own the same fund in multiple accounts, that fund name will appear multiple times.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
[XX FundAccount1]	☐	☐	☐	[XX FundAccount2]	☐	☐	☐
[XX FundAccount3]	☐	☐	☐	[XX FundAccount4]	☐	☐	☐
[XX FundAccount5]	☐	☐	☐	[XX FundAccount6]	☐	☐	☐

<u>YOUR SIGNATURE ON THIS CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED</u>. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE.

100210_D&C_OV_2024

PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the card. 3. Sign, date and return the card in the envelope provided. VOTE ONLINE 1. Read the proxy statement and have the card at hand. 2. Go to: proxyvotenow.com/dodgeandcox 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the card at hand. 2. Call toll-free 855-302-8829 3. Follow the simple instructions. INSURANCE COMPANY NAME PRINTS HERE DODGE & COX FUNDS PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD THURSDAY, OCTOBER 24, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned, an owner or participant in an annuity or life insurance contract (the “Contract”) of the Funds listed on the reverse side of this card (the “Funds”), hereby appoints and authorizes the company named above (the “Company”) to vote and act with respect to all shares of the Funds, which are attributable to the undersigned’s participation in the Contract, at the Special Meeting of Shareholders to be held on October 24, 2024 at 10:00 a.m. Pacific Time, and at any adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement dated August 23, 2024. The Company will vote the shares represented by this card in accordance with the choices made on this card. If a card is not marked to indicate voting instructions, but is signed, dated, and returned, it will be treated as an instruction to vote the shares in favor of the proposals. If you fail to return this voting instruction card, the Company will vote the shares attributable to the account value in the same proportion as votes cast by contract owners in the same separate account, when applicable. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title. 100210_D&C_OV_VIC_2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
for the Special Meeting of Shareholders to be held on Thursday, October 24, 2024.
Please refer to the Proxy Statement for a discussion of each of these matters.
The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/dodgeandcox
This card represents all your accounts with the same registration and address.

YOUR FUNDS	YOUR FUNDS	YOUR FUNDS
[FundName1]	[FundName2]	[FundName3]
[FundName4]	[FundName5]	[FundName6]

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.
If no specification is made, this proxy shall be voted "FOR" the proposals.

The Board of Trustees has voted in favor of all the proposals and recommends that you vote "FOR" all the proposals.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK IN AS FOLLOWS: ☒

1. To elect twelve Trustees to the Board of Trustees *(Shareholders of all Funds).*

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
(01)	Luis Borgen	(07)	Ann Mather	☐	☐	☐
(02)	Diana F. Cantor	(08)	Jennifer A. Nason			
(03)	Dana M. Emery	(09)	Gabriela Franco Parcella			
(04)	Caroline M. Hoxby	(10)	Shawn Purvis			
(05)	Lucinda I. Johns	(11)	Gary Roughead			
(06)	Roger G. Kuo	(12)	Mark E. Smith			

*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the name(s) of the nominee(s) on the line below.

____

2. To amend the Fund's investment objective *(Shareholders of the Balanced Fund only).*

To vote all Funds FOR ☐ To vote all Funds AGAINST ☐ To ABSTAIN votes for all Funds ☐, or vote separately by Fund(s) below. If you own the same fund in multiple accounts, that fund name will appear multiple times.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
[XX FundAccount1]	☐	☐	☐	[XX FundAccount2]	☐	☐	☐
[XX FundAccount3]	☐	☐	☐	[XX FundAccount4]	☐	☐	☐
[XX FundAccount5]	☐	☐	☐	[XX FundAccount6]	☐	☐	☐

<u>YOUR SIGNATURE ON THIS CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED</u>. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE.

100210_D&C_OV_VIC_2024

PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided. VOTE ONLINE 1. Read the proxy statement and have the proxy card at hand. 2. Go to: proxyvotenow.com/dodgeandcox 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free 855-302-8829 3. Follow the simple instructions. Please detach at perforation before mailing. FUND NAME PRINTS HERE PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, OCTOBER 24TH, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of the above-referenced Fund (the “Fund”) hereby appoints Dana M. Emery, Lucinda I. Johns, Roger G. Kuo, William W. Strickland, and Roberta R.W. Kameda and each of them, with full power of substitution, the proxy or proxies to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually on October 24, 2024 at 10:00 a.m. Pacific Time, and at any adjournments thereof (the “Meeting”), with all the power the undersigned would have if personally present. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated August 23, 2024. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title. 100210_D&C_Trad_2024

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on Thursday, October 24th, 2024. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/dodgeandcox YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Please detach at perforation before mailing. This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy shall be voted “FOR” the proposals. The Board of Trustees has voted in favor of all the proposals and recommends that you vote “FOR” all the proposals. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: 1. To elect twelve Trustees to the Board of Trustees (Shareholders of all Funds). FOR ALL WITHHOLD FOR ALL ALL EXCEPT* (01) Luis Borgen (07) Ann Mather (02) Diana F. Cantor (08) Jennifer A. Nason (03) Dana M. Emery (09) Gabriela Franco Parcella (04) Caroline M. Hoxby (10) Shawn Purvis (05) Lucinda I. Johns (11) Gary Roughead (06) Roger G. Kuo (12) Mark E. Smith *Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the name(s) of the nominee(s) on the line below. FOR AGAINST ABSTAIN 2. To amend the Fund’s investment objective (Shareholders of the Balanced Fund only). 100210_D&C_Trad_2024